SECURITIES AND EXCHANGE COMMISSION

                      Washington, D.C. 20549

                           FORM 8-K

                        CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report(Date of earliest event reported): June 15, 1997

               Onyx Acceptance Grantor Trust 1997-1
 ------------------------------------------------------------------------------
              (Issuer with respect to Certificates)

               Onyx Acceptance Financial Corporation
        -------------------------------------------------------------
            (Exact Name of Registrant as Specified in Its Charter)

Commission File Number:
333-22301                                                    (I.R.S. Employer
                                                             Identification No.)
                                                             33-0639768

State or other jurisdiction of
incorporation or organization
Delaware


Onyx Acceptance Financial Corporation
8001 Irvine Center Drive, 6th Floor
Irvine, Ca. 92618
714 450-5500





Item 5.  Other Events

         On behalf of the Onyx Acceptance Grantor Trust 1997-1, (the"Trust"), a trust created pursuant to the Pooling and Servicing Agreement dated as of March 1, 1997 with Onyx Acceptance Financial Corporation as registrant and seller and Onyx Acceptance Corporation as servicer, and Bankers Trust Company of New York, as trustee, the registrant has caused to be filed with the Commission, the June 1997 monthly Distribution Date Statement with respect to the Trust. This Distribution Date Statement is filed pursuant to and in accordance with a no action request filed on August 21, 1995 with the Commission by Onyx Acceptance Financial Corporation, originator of the Onyx Acceptance Grantor Trust 1997-1 and Onyx Acceptance Corporation as servicer and the affirmative response thereto by the Securities and Exchange Commission dated September 22, 1995. The filing of the monthly Distribution Date Statement will occur subsequent to each monthly distribution to the Trust's Certificateholders until and unless exempted under provisions of the Securities and Exchange Act.

Item 7.  Financial Statements and Exhibits

(a)      Financial Statements
         None

(c)      Exhibits
         Exhibit No.

         19 Monthly Distribution Date Statement of the Onyx Acceptance Grantor Trust 1997-1 for the month of June 1997.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Onyx Acceptance Financial Corporation

         REGAN E. KELLY
By:_____________________________________________________
         Regan E. Kelly    Executive Vice President
Date: June 26, 1997

         DON P. DUFFY
By:_____________________________________________________
         Don P. Duffy               Executive Vice President
Date: June 26, 1997






                                   EXHIBIT 19


Onyx Acceptance Grantor Trust 1997-1                                                  Distribution Date Statement
6.55% Auto Loan Pass-Through Certificates                                                                      26-Jun-97

Collection Period Beginning on:                    05/01/97
Collection Period Ending on:                       05/31/97
Distribution Date:                                 06/16/97

          1 Original Pool Balance                                                                     $90,000,000.00
          2 Collection Period Beginning Pool Balance                                                  $83,020,155.99
          3 Collection Period Beginning Pool Balance Factor                                                     0.922446

            Computation of Collection Account Amounts Available for Distribution
          4 Total Collections from Obligors        01-toy-97                31-May-97                  $3,260,720.76
          5 Full Prepayments through first 5 business days of current month (Precompute only)             154,935.24
          5aFull Prepayments through first 5 business days of current month (Simple interest  only)       120,764.03
          6 Full Prepayments included in Prior Collection Period (Precompute only)                        167,929.49
          6aFull Prepayments included in Prior Collection Period (Simple Interest only)                   158,273.65
          7 Partial Prepayments deposited to PayAhead Acct                                                      0.00
          8 Amounts Withdrawn from PayAhead Acct & Deposited to Collection Acct                            20,861.33
          9 Yield Supplement Amount to be Deposited to Collection Account                                       0.00
         10 Net Liquidation Proceeds on Defaulted C01-toy-97                31-May-97                       9,021.00
         11 Net Liquidation Proceeds first 5 business days of current month                                     0.00
         12 Net Liquidation Proceeds included in Prior Collection Period                                        0.00
         13 Net Insurance Proceeds                                                                              0.00
         14 Net Insurance Proceeds first 5 business days of current month                                       0.00
         15 Net Insurance Proceeds included in Prior Collection Period                                          0.00
         16 Aggregate Amount of Repurchased Contracts                                                           0.00
         17 Reinvestment Earnings on Funds in Colle01-toy-97t               31-May-97                      11,263.97
                                                                                                           ---------

         18 Collection Account Amounts Available  (4+5+5a-6-6a-7+8+9+10+11-12+13+14-15+16+17)          $3,251,363.19

            Computation of Certificate Ending Pool Balance
         19 Collection Period Beginning Pool Balance                                                  $83,020,155.99
         20 Scheduled Principal Decline (recomputed actuarial) Precompute contracts only                  696,212.30
         20aPrincipal Collected: Payments only - Simple Interest contracts                                520,809.85
         20bPrincipal Collected: Full Prepayments -08-toy-97rough month-end 31-May-97                     387,005.02
         20cFull Prepayments through first 5 business days of current month: Simple Interest only         120,764.03
         21 Full Prepayments: Precompute only throu08-toy-97end             31-May-97                     385,844.24
         22 Full Prepayments through first 5 business days of current month: Precompute only              154,935.24
         23 Defaulted Contracts  (Liquidated Procee08-toy-97ed)             31-May-97                      32,901.11
         23aDefaulted Contracts  (Liquidated Proceeds received) thru 1st 5 business days of current month       0.00
         24 Defaulted Contracts  (4 or more periods.Liquidated Proceeds not received)                           0.00
         24aDefaulted Contracts  (4 or more periods.Liquidated Proceeds not received) thru 1st 5 bus. days of cu0.00t mo.
         25 Repurchased Contracts                                                                               0.00

         26 Certificate Ending Pool Balance (19-20-20a-20b-21-22-23-23a-24-24a-25)                    $80,721,684.20
            Certificate Ending Balance Pool Factor                                                              0.896908

         27 Principal Distribution Amount  (19-26)                                                     $2,298,471.79

            Distributions From Collection Account
         28 Principal Distribution Amount $2,298,471.79 29 Interest Distribution
         Amount  (6.55% / 12)  453,151.68  30 Servicing  Fee Payable to Servicer
         (1.0% / 12)  69,183.46  31 Surety Fee Payable to Surety  (0.20% / 360 *
         Days in  Collection  Period)  14,297.92  31aReinsurance  Fee Payable to
         Surety  (2.50%/360  * Days in period * lesser of  $1,800,000  or 41-43)
         3,875.00 32 Reinvestment Earnings Payable to Finco 11,263.97

         33 Total Distributions from Collection Account   (28+29+30+31+31a+32)                         $2,850,243.82

         34 Total Excess Spread Available for Deposit to Spread Account   (18-33)                        $401,119.37

            Spread Account Reconciliation
         35 Initial Deposit                                                                                  $100.00
         36 Deposits to Spread Account Prior Collection Periods                                          $775,030.21
         37 Deposit to Spread Account this Collection Period    (34)                                     $401,119.37
         38 Reinvestment Earnings on Funds in Sprea01-toy-97                31-May-97                      $2,574.23
         39 Draws from Spread Account Prior Periods                                                            $0.00
                                                                                                               -----

         40 Spread Account Balance     (35+36+37+38-39)                                                $1,178,823.81

         41 Required Spread Account Balance     (Max of 6% x (26) or 2% x (1) )                        $4,843,301.05
         42 Draws from Spread Account this Collection Period   ((40 - 41) if positive, 0 otherwise)            $0.00
         43 Spread Account Balance net of Draws this Collection Period    (40 - 42)                    $1,178,823.81

            Delinquency Statistics
         44 Number of Accts Delinquent 30 - 59 Days                                                            47
         45 Number of Accts Delinquent 60 - 89 Days                                                            26
         45aNumber of Accts Deliquent 90 Days and Over                                                         12
                                                                                                               --
         46 Total Number of Delinquent Accounts 30 Days and Over                                               85

         47 Aggregate Net Outstanding Balance of Delinquent Loans 30-59 days                             $533,639
         48 Aggregate Net Outstanding Balance of Delinquent Loans 60 - 89 days                           $336,915
         48aAggregate Net Outstanding Balance of Delinquent Loans 90 days and over                       $165,658
                                                                                                         --------
         49 Total Aggregate Net Outstanding Balance of Delinquent Loans   (44 + 45)                    $1,036,213

         50 Policy Claim Amount                                                                                $0.00

            Repossession Statistics
         51 Number of Accounts in Repo Inventory @ Beginning of Collection Period                              11
         52 Number of Accounts Repossessed During Collection Period                                            14
         53 Number of Repo'd Accounts Sold or Reinstated During Collection Period                               2
                                                                                                                -
         54 Number of Accounts in Repo Inventory @ End of Collection Period                                    23

         55 Aggregate Net  Outstanding  Balance of Accounts in Repo  Inventory @
         Beginning of Collection  Per$146,354.54  56 Aggregate  Net  Outstanding
         Balance of Accounts  Repossessed  During Month  168,558.25 57 Aggregate
         Net  Outstanding  Balance of Repo Accounts  Sold or  Reinstated  During
         Month  24,872.46 58 Aggregate  Net  Outstanding  Balance of Accounts in
         Repo Inventory @ End of Collection Period $290,040.33


            Yield Supplement Account  Balance
         59 Initial Deposit  less Prior Period Drawdowns                                                       $0.00
         60 Draws from Yield Supplement to Collection Account this Collection Period                           $0.00
                                                                                                               -----

         61 Yield Supplement Account  Balance                                                                  $0.00

            Accounts Outstanding
         62 Original Accounts Outstanding                                                                   7,318
         63 Remaining Number of Accounts Outstanding @  End of Collection Period                            6,853

            Net Yield
         64 Interest Collected on Contracts                                                               965,507.54
         65 Interest Collected on Contracts - Prior Collection Period                                     994,943.52
         66 Interest Collected on Contracts - Two Collection Periods Ago                                  759,021.16
         67 Liquidated Contract Balances (less Liquidation proceeds)                                       23,880.11
         68 Liquidated Contract Balances (less Liquidation proceeds) - Prior Collection Period                  0.00
         69 Liquidated Contract Balances (less Liquidation proceeds) - Two Collection Periods Ago               0.00
         70 Interest Paid to Certificate Holders                                                          453,151.68
         71 Interest Paid to Certificate Holders - Prior Collection Period                                468,287.68
         72 Interest Paid to Certificate Holders - Two Collection Periods Ago                             327,500.00
         73 Servicing Fees Paid to Servicer                                                               $69,183.46
         74 Servicing Fees Paid to Servicer -  Prior Collection Period                                    $71,494.30
         75 Servicing Fees Paid to Servicer - Two Collection Periods Ago                                  $75,000.00
         76 Certificate Ending Pool Balance                                                           $80,721,684.20
         77 Certificate Ending Pool Balance - Prior Collection Period                                 $83,020,155.99
         78 Certificate Ending Pool Balance - Two Collection Periods Ago                              $85,793,162.21

         79 Net Yield                                                                                           5.92%

            A.P.R. of Trust Contracts
         80 Dollar Weighted A.P.R. of Contracts @ Cutoff Date                                                  13.86%
         81 Dollar Weighted A.P.R. of Remaining Contracts in Trust as of End of Collection Period              13.90%


            Credit Losses
         82 Gross Credit Losses during Collection Period  (23+23a+24+24a)                                 $32,901.11
         83 Recoveries during Collection Period  (10+11-12)                                                 9,021.00
                                                                                                            --------

         84 Net Credit Losses during Collection Period   (82-83)                                          $23,880.11

         85 Cumulative Net Credit Losses                                                                  $23,880.11
         86 Cumulative Net Credit Losses as a Percent of Original Certificate Balance (85 / 1)                  0.03%

         87 Net Charge-off Percentage - Current Collection Period - (Annualized)                                0.35%
         88 Charge-off Percentage -  Average of last 3 Collection Periods                                       0.12%

         89 Repos  in  Inventory  delinquent  30 to 60 days  ($)  $78,245.00  90
         Delinquent  Contract  Percentage  ($  past  due 60  days or more + repo inventory  past due 30 to 60 days) 0.72% 91  Delinquency  Percentage (3 month rolling avg) 0.38%

         92 Remaining Weighted Average Maturity (Months)                                                       53.9






            I certify that the computations reflected abo31-May-97e collection period ended are accurate and have been prepared in accordance with the Pooling and Servicing Agreement dated March 1, 1997.


            By :   ___________________Date:_________________

            Name: Don Duffy
            Title:  Executive Vice President